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                       SUPPLEMENT DATED APRIL 1, 1997 TO
        THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 1997 FOR
                      PACIFIC INNOVATIONS VARIABLE ANNUITY


The following section is added to page 13 of the Statement of Additional Information.

Waivers and Reduced Charges

We will credit additional amounts to Contracts owned by Eligible
Persons if such Contracts are purchased directly through Pacific
Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with such crediting being made in accordance with our administrative procedures.